As filed with the Securities and Exchange Commission on December 4, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2003 (December 4, 2003)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive, Houston, Texas	77079-4101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Item 9.    Regulation FD Disclosure

During the first half of each calendar month, GlobalSantaFe Corporation publishes a list containing information about the status of each rig in its oil and gas drilling rig fleet. The list includes each rig’s rated water depth (in the case of offshore rigs) or drilling depth (in the case of land rigs), design, location, and contract status, including information regarding the dayrate being earned by the rig. This month’s list is as of December 4, 2003. The list is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The exhibit to this report is as follows:

Exhibit No.	Description

99.1	GlobalSantaFe Fleet Status Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

Date: December 4, 2003	By:	/s/ Alexander A. Krezel

Alexander A. Krezel Vice President, Secretary and Associate General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	GlobalSantaFe Fleet Status as of December 4, 2003.